UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2006

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IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-7190	65-0854631
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3790 Park Central Boulevard North
Pompano Beach, Florida 33064

(Address of principal executive offices and zip code)

(954) 917-4114

Registrant’s telephone number, including area code

1259 NW 21st Street, Pompano Beach, FL 33069

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition

On November 7, 2006, Imperial Industries, Inc. (the “Company”) issued a press release announcing that the Company will host a conference call to discuss its financial results for the quarter and nine months ended September 30, 2006 at 9:00 am EST on Tuesday, November 14, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject the Company to liability pursuant to that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly stated by specific reference in such a filing.

Item 7.01

Regulation FD

See discussion of the Press Release under Item 2.02 of this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits

Exhibit Number	Description
99.1	Press Release issued by Imperial Industries, Inc. dated November 7, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL INDUSTRIES, INC.
By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr.
Chief Operating Officer

Dated:  November 7, 2006

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Imperial Industries, Inc. dated November 7, 2006